COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated May 11, 2020

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information regarding federal taxation of annuity contracts contained in the Prospectus, as previously supplemented, for your individual flexible premium deferred variable annuity contract (the “Contract”). All tax information in the Prospectus is general and not intended as tax advice Please read this Supplement carefully and retain it with your Prospectus for future reference.

SECURE Act.  On December 20, 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) was passed as part of the Further Consolidated Appropriations Act, 2020. The legislation makes significant changes to laws affecting tax qualified retirement plans (referred to collectively as “plans”), including any annuity contract issued as an individual retirement annuity (“IRA”), many of which have an effective date of January 1, 2020.

Please note the following important changes to the required minimum distribution (“RMD”) rules for Qualified Contracts:

•                  Under IRAs and defined contribution retirement plans, most non-spouse Beneficiaries will no longer be able to satisfy post-death RMD rules by “stretching” payouts over their life expectancy. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated Beneficiaries of individuals who die on and after January 1, 2020.

These changes may affect selection of a fixed annuity payment option, particularly the payments to be made to a Beneficiary following an Annuitant’s death, and a Beneficiary’s election to have the Cash Value applied to provide a fixed annuity payment.  Not all of the fixed annuity payment options described in the Prospectus will comply with RMD rules for all Beneficiaries.

•                  The age at which RMDs generally must begin for Traditional IRA Owners (or plan participants) is extended from age 70½ to age 72 for individuals who reach age 70½ on or after January 1, 2020. Individuals who had already attained age 70½ as of that date must begin or continue taking RMDs based on the age 70½ required beginning date.

CARES Act.  On March 27, 2020 Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to Qualified Contracts.

Required Minimum Distributions. The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions (“RMDs”) in 2020, including any initial RMDs for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement. Any distributions made in 2020 that, but for the CARES Act, would have been an RMD will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

VA-04 & 08

Retirement Plan Distribution Relief.  Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:

•                  have been diagnosed with COVID-19,

•                  have spouses or dependents diagnosed with COVID-19, or

•                  have experienced adverse financial consequences stemming from COVID-19 as a result of

•                  being quarantined, furloughed or laid off,

•                  having reduced work hours,

•                  being unable to work due to lack of child care,

•                  the closing or reduction of hours of a business owned or operated by the participant, or

•                  other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59-1/2) and the 20% withholding that would otherwise apply to these distributions does not apply.

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We recommend you consult with your tax advisor if you have questions about the impact of these changes on your specific situation.  If you have any questions about this Supplement or wish to receive a prospectus for your Contract, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658.